EXHIBIT K

                                 REVOLVING NOTE
                                 --------------


$3,250,000                                                          May 31, 2000
                                                         Los Angeles, California



                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (the "Lender") the principal amount of Three Million Two Hundred Fifty Thousand Dollars ($3,250,000), or such lesser aggregate amount of Revolving Loans as may be pursuant to the Loan Agreement referred to below, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

                  Reference is made to the Term Loan Agreement, dated as of June 3, 1999, by and between the undersigned, as Borrower, and the Lender, as Lender (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the respective meanings given those terms in the Loan Agreement. This is the Revolving Note referred to in the Loan Agreement, and the holder thereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

                  The principal indebtedness evidenced by this Revolving Note shall be payable as provided in the Loan Agreement and in any event on the Revolving Commitment Maturity Date.

                  Interest shall be payable on the outstanding daily unpaid principal amount of each Revolving Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

                  Each payment hereunder shall be made to Lender at Lender's Office immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

                  Lender shall use its best efforts to keep a record of Revolving Loans made by it and payments of principal and interest received by it with respect to this Revolving Note, and such record shall be presumptive evidence of the amounts owing under this Revolving Note.

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                  The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorney's fees and disbursements, whether or not an action is filed in connection therewith.

                  The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

                  THIS REVOLVING NOTE SHALL BE DELIVERED TO AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL LAWS THEREOF.

                                   SVI HOLDINGS, INC.,
                                   a Nevada Corporation



                                   By: /s/ David L. Reese
                                       ----------------------------------------

                                   Name: David L. Reese
                                         --------------------------------------

                                   Title: C.F.O.
                                          -------------------------------------


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                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Alternate Base Rate Loans)
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           Amount of          Amount of          Unpaid             Notation
Date       Revolving Loan     Principal Paid     Principal Paid     Made By
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                       ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Eurodollar Rate Loans)
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           Amount of            Euro Dollar     Unpaid                  Notation
Date       Revolving Loan       Period          Principal Balance       Made By
----       --------------       ------          -----------------       -------

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